EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Chayut Ardwichai, President and Chief Executive Officer of FUNDTHATCOMPANY, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the annual report on Form 10-K/A of FUNDTHATCOMPANY for the fiscal year ended September 30, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FUNDTHATCOMPANY.

FUNDTHATCOMPANY

Dated: February 16, 2018	By:	/s/ Chayut Ardwichai.
Chayut Ardwichai President and Director Principal Executive Officer Principal Financial Officer Principal Accounting Officer